UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LAKES ENTERTAINMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Shareowner ServicesSM	COMPANY #
P.O. Box 64945
St. Paul, MN 55164-0945

ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 2, 2010
3:00 p.m.

Doubletree Park Place Hotel
1500 Park Place Boulevard
Minneapolis, Minnesota 55416

Information regarding attending the Lakes Entertainment, Inc. 2010 Annual Meeting is available in the proxy statement, which can be reviewed at www.lakesentertainment.com/proxy
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 2, 2010.
Notice is hereby given that the Annual Meeting of Stockholders of Lakes Entertainment, Inc. will be held at the Doubletree Park Place Hotel, 1500 Park Place Boulevard, Minneapolis, Minnesota 55416 on Wednesday, June 2, 2010 at 3:00 p.m. CDT.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report on Form 10-K are available at www.lakesentertainment.com/proxy
If you want to receive a paper or e-mail copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 13, 2010 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.
     The Board of Directors recommends that your vote FOR the following proposals:
1.	Election of Directors

2.	The ratification of the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants, as our independent registered public accounting firm for the 2010 fiscal year

3.	The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting

THIS IS NOT A FORM FOR VOTING
You may immediately vote your proxy on the Internet at:
www.eproxy.com/laco
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. CDT on June 1, 2010.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/laco. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “LACO Materials Request” in the subject line. The email must include:
• The 3-digit company # and the 11-digit control # located in the box in the upper right-hand corner of this notice.
• Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
• If you choose email delivery you must include the email address.
• If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

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